UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2010

VENOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123711	77-0323555
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

370 17th Street, Suite 3900 Denver, Colorado	80202-1370
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 2, 2010, Venoco, Inc. (the “Company”) announced that William S. Schneider intends to resign from his position as President of the Company, as well as all director, officer and employee positions that Mr. Schneider holds with the Company’s subsidiaries, effective August 13, 2010.  Following Mr. Schneider’s resignation, the position of President will be eliminated.

Mr. Schneider and the Company are negotiating the terms of a separation agreement that Mr. Schneider and the Company intend to enter into in the near future.

The press release attached to this Form 8-K as Exhibit 99.1 is hereby incorporated by reference in its entirety into this Item 5.02.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit No.	Description

99.1	Venoco, Inc. Press Release, dated August 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 2010

VENOCO, INC.

By:	/s/ TIMOTHY M. MARQUEZ
Name: Timothy M. Marquez
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Venoco, Inc. Press Release, dated August 2, 2010.